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                                                                   EXHIBIT 10.10

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (COLLECTIVELY, THE "ACTS"), AND NO SUCH REGISTRATION IS CONTEMPLATED. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE ACTS, THIS PROMISSORY NOTE MAY NOT BE OFFERED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS.

         THIS PROMISSORY NOTE IS SUBORDINATED TO THE SENIOR INDEBTEDNESS OWED TO COMERICA BANK-TEXAS, PURSUANT TO THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF JULY 18, 2001.

                                  SUBORDINATED
                                 PROMISSORY NOTE


$1,253,267.71 (U.S.)                                              July 18, 2001
                                                                  Houston, Texas

         FOR VALUE RECEIVED, and intending to be legally bound, STERLING CONSTRUCTION COMPANY, a corporation organized under the laws of the State of Delaware (the "Maker"), promises to pay to the order of PATRICK T. MANNING (the "Payee") at his address located at 1699 Romano Pk. Dr., Apt. 560, Houston, Texas 77090, in lawful money of the United States of America and in immediately available funds, ONE MILLION TWO HUNDRED FIFTY-THREE THOUSAND TWO HUNDRED SIXTY-SEVEN AND 71/100 DOLLARS ($1,253,267.71), together with interest thereon at the rate of twelve percent (12%) per annum on the unpaid balance from the date hereof until paid.

         This Promissory Note (the "Note") is due and payable as follows, to-wit: (1) eleven (11) installments of principal in the amount of one hundred four thousand four hundred thirty-eight and 98/100 dollars ($104,438.98) plus accrued interest is due and payable quarterly commencing on September 30, 2001, and (2) one hundred four thousand four hundred thirty-eight and 93/100 dollars ($104,438.93) plus accrued interest is due and payable on September 30, 2004 (the "Maturity Date"). Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by the Maturity Date. All payments shall be first applied to interest and the balance to principal. This Note may be prepaid, at any time, in whole or in part, without penalty.

         At the option of the legal holder hereof and without notice, the principal sum remaining unpaid hereon, together with accrued interest thereon, shall become at once due and payable at the place of payment aforesaid in case default shall occur in the payment, when due, of any installment of principal or interest in accordance with the terms hereof. If this Note is submitted to an attorney for collection or if legal proceedings are commenced to collect on this Note or if it is collected through bankruptcy or other judicial proceedings, then Maker shall pay Payee all costs of collection, including reasonable attorney's fees and court costs in addition to other amounts due.

         Interest on the debt evidenced by this Note shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law.

         THIS PROMISSORY NOTE SHALL BE SUBJECT TO AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the undersigned has caused this Subordinated Promissory Note to be executed at the place and on the date first above appearing.

                              STERLING CONSTRUCTION COMPANY


                              By:      /s/ Patrick T. Manning
                                 -----------------------------------------------
                              Name:    Patrick T. Manning
                                   ---------------------------------------------
                              Title:   President and Chief Executive Officer
                                    --------------------------------------------